UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2023

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2882 Sand Hill Road, Suite 106, Menlo Park, CA		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 460-8308

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On October 13, 2023, Summit Therapeutics Inc. (the “Company”) entered into a Securities Purchase Agreement with Manmeet S. Soni pursuant to which Mr. Soni is investing $5,000,000 in the Company in exchange for 2,976,190 shares (the “Shares”) of the Company’s common stock (“Common Stock”), at a purchase price of $1.68 per share. The Shares were offered and sold to Mr. Soni in a private placement pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder. Mr. Soni is an accredited investor and is purchasing the Shares as an investment in a private placement that did not involve a general solicitation. As described below in Item 5.02, Mr. Soni is an officer and director of the Company.

Item 3.02	Unregistered Sales of Equity Securities.
The disclosure set forth in Item 1.01 above is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 13, 2023, the Company appointed Manmeet S. Soni as its Chief Operating Officer. Mr. Soni, age 45, has served on the board of directors of the Company (the “Board”) since December 2019 and as lead independent director on the Board since March 2023. Mr. Soni previously served as the President, Chief Operating Officer and Chief Financial Officer of Reata Pharmaceuticals, Inc., a role he held from February 2022 through September 2023, after initially joining Reata Pharmaceuticals as an executive officer in August 2019. Prior to joining Reata Pharmaceuticals, Mr. Soni was the Senior Vice President and Chief Financial Officer of Alnylam Pharmaceuticals Inc. from May 2017 to August 2019. Mr. Soni has served as a member of the board of directors of Pulse Biosciences, Inc. since November 2017 and previously served as a member of the board of directors of Arena Pharmaceuticals, Inc. from December 2018 to June 2021. Mr. Soni is a Certified Public Accountant and Chartered Accountant (India).

Mr. Soni and the Company have entered into an Employment Agreement (the “Employment Agreement”) dated October 13, 2023 pursuant to which Mr. Soni will receive an annual base salary of $600,000 and a discretionary annual bonus opportunity of up to 60% of his annual base salary. In addition, pursuant to the Employment Agreement, Mr. Soni has been granted 28,000,000 options to purchase Common Stock, subject to vesting. Of the options granted to Mr. Soni, 14,000,000 shall vest annually over four years (“Time Vesting”). The remaining 14,000,000 options shall vest as follows: (i) 20%, upon the Company’s achievement of a market capitalization of $3 billion or more for 60 consecutive trading days, (ii) 40%, upon both the Company’s achievement of a market capitalization of $6 billion or more for 60 consecutive trading days, and the Company’s achievement of revenue of $300 million or more in a twelve month period prior to the vesting date and (iii) 40%, upon both the Company’s achievement of a market capitalization of $9 billion or more for 60 consecutive trading days, and the Company’s achievement of revenue of $450 million or more in a twelve month period prior to the vesting date (“Performance Vesting”). The conditions in clauses (ii) and (iii) above are not required to be met at the same time, so long as both conditions have been satisfied.

In connection with his employment as Chief Operating Officer, Mr. Soni has resigned from his seat on the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, as well as from his position as lead independent director. To fill the vacancies left by Mr. Soni, Robert Booth has been appointed to the Audit Committee and Kenneth A. Clark has been appointed as the lead independent director on the Board. Mr. Soni will remain as a member of the Board. As regards transactions between the Company and Mr. Soni required to be disclosed pursuant to Item 404(a) of Regulation S-K, the disclosure set forth in Item 1.01 above is incorporated herein by reference.

In addition, on October 13, 2023, the Compensation Committee of the Board approved a grant to Dr. Mahkam Zanganeh, the Company’s Co-Chief Executive Officer and President, of 23,976,396 options to purchase shares of Common Stock, subject to vesting. 11,988,198 of the options vest according to the Time Vesting described above, and the remaining 11,988,198 options vest according to the Performance Vesting described above.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held a Special Meeting of Stockholders (the “Special Meeting”) on October 12, 2023. The stockholders of the Company of record as of the close of business on September 18, 2023 were asked to vote on an amendment to the Summit Therapeutics Inc. 2020 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock issuable under the Plan by 70,000,000 shares (the “Proposal”). The Proposal was approved at the Special Meeting by the requisite vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to the Proposal:

Proposal	For	Against	Abstain	Broker
To approve an amendment to the Plan to increase the number of shares of the Company’s common stock issuable under the Plan by 70,000,000 shares.	567,632,197	7,904,039	167,675	—

Item 8.01	Other Events.
On October 16, 2023, the Company issued a press release announcing the hiring of Mr. Soni and the promotion of certain other members of senior management to new roles at the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: October 16, 2023	By:	/s/ Ankur Dhingra
Chief Financial Officer
(Principal Financial Officer)